SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, D.C. 20549


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                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934



                Date of report (date of earliest event reported):
                      December 21, 2004 (December 15, 2004)



                         FASTFUNDS FINANCIAL CORPORATION

               (Exact name of registrant as specified in charter)



    Nevada                          333-1026D                    87-0425514
(State or other              (Commission file number)         (IRS employer
jurisdiction of                                           identification number)
incorporation)



                       11100 Wayzata Boulevard, Suite 111
                              Minnetonka, MN 55305
               (Address of principal executive offices, zip code)

       Registrant's telephone number, including area code: (952) 541-0455

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ITEM 1.01         ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

         On December 16, 2004, FastFunds Financial Corporation (the "Company") entered into Purchase Agreements with certain accredited investors (the "Purchase Agreements"). Under the Purchase Agreements, the Company has agreed to issue unsecured convertible notes having an aggregate principal balance of $2,000,000 (the "Convertible Notes"), together with five-year warrants to purchase an aggregate of 2,000,000 shares of the Company's common stock at a per-share purchase price of $2.00 (the "Warrants"), in consideration of the investors' loans to the Company in the aggregate amount of $2,000,000. Each Convertible Note issued will bear interest at 9.5% PER ANNUM, and be due and payable upon the demand at any time from and after nine months from its date of issuance (the "Maturity Date"). After the Maturity Date, and for a period of three years thereafter, any amount of principal or interest due under any Convertible Note may be converted at the holder's option into the Company's common stock at a conversion price of $1.00 per share. Investors in the above-described private placement are affiliates of MBC Global, LLC ("MBC Global").



ITEM 3.02         RECENT SALE OF UNREGISTERED SECURITIES

         On December 16, 2004, the Company entered into the Purchase Agreements with certain accredited investors. Under the Purchase Agreements, the Company has agreed to issue the above-described unsecured Convertible Notes together with the above-described Warrants in consideration of the investors' loans to the Company in the aggregate amount of $2,000,000. As indicated above, each Convertible Note issued will bear interest at 9.5% PER ANNUM, and be due and payable upon the demand at any time from and after its respective Maturity Date. After such date, and for a period of three years thereafter, any amount of principal or interest due under any Convertible Note is convertible into the Company's common stock at a conversion price of $1.00 per share. MBC Global received a commission in connection with the private placement offering.

         The Company offered and sold the Convertible Notes and Warrants in reliance on an exemption from registration for offers and sales of securities that do not involve a public offering. This offering was not registered under the Securities Act of 1933, as amended, and neither the Convertible Notes, the Warrants nor the common stock underlying such Convertible Notes and Warrants may be offered or sold in the United States absent registration or an applicable exemption from registration requirements.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                     FASTFUNDS FINANCIAL CORPORATION
Date:  December 21, 2004             By:  /s/  Ijaz Anwar
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                                          Ijaz Anwar, CHIEF FINANCIAL OFFICER





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                                  EXHIBIT INDEX


     10.1 Form of Purchase Agreement dated December 16, 2004, by and between FastFunds Financial Corporation and investors.

     10.2 Form of Convertible Note dated December 16, 2004, delivered by FastFunds Financial Corporation in favor of investors.

     10.3   Form of Warrant dated December 16, 2004, issued to investors.